Exhibit 10.37.4

Third Amendment to Plasma Sale/Purchase Agreement

This Third Amendment to Plasma Sale/Purchase Agreement (the “Third Agreement”) is made and entered into by and between ZLB Bioplasma Inc., a Delaware corporation doing business as ZLB Plasma Services (“ZLB”), having an address at 5201 Congress Avenue Suite 220, Boca Raton, Florida 33487, and Talecris Biotherapeutics, Inc., a Delaware Corporation (“Talecris”), having an address at 8368 U.S. Highway 70W, Clayton, North Carolina 27520.  This Third Amendment is made effective as of January 1, 2006 (the “Effective Date”).

WHEREAS, ZLB and Talecris are the Parties to that certain Plasma Sale/Purchase Agreement, dated as of January 1, 2003, as amended (the “Agreement”);

WHEREAS, the Parties have previously amended the Agreement on December 12, 2003 and October 13, 2005; and

WHEREAS, ZLB and Talecris desire to amend the Agreement to provide for fixed pricing for the remaining Term of the Agreement and to provide incentives for forecast and delivery accuracy;

NOW THEREFORE, in consideration of the premises and for the mutual covenants, agreements and undertakings set forth herein, ZLB and Talecris do hereby agree as follows:

The Agreement is hereby amended as of the Effective Date as follows:

1.                                       The second and third paragraphs of Section 2.3 are hereby deleted.

2.                                       Schedule 2 of the Agreement is revised and replaced in its entirety with the Schedule 2 attached hereto.

3.                                       Except as hereby amended, all other terms and provisions of the Agreement are reaffirmed and shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties, by and through their duly authorized officers, do hereby execute this Third Amendment as of the Effective Date.

ZLB Bioplasma Inc. dba ZLB Plasma Services		Talecris Biotherapeutics, Inc.

By:	/s/ Gordon Naylor	By:	/s/ Craig Farquharson
	Gordon Naylor		Name:	Craig Farquharson
	President		Title:	Director, Global Supply Chain
Date:	June 1, 2006	Date:	June 12, 2006

By:	/s/ Gregory A. Boss
Gregory A. Boss
Secretary
Date:	June 1, 2006